Exhibit 25.1


                                    FORM T-1

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
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                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) _______

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                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

                New York                               13-5160382
         (State of incorporation                    (I.R.S. employer
         if not a national bank)                   identification no.)

     One Wall Street, New York, N.Y.                      10286
(Address of principal executive offices)               (Zip Code)

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                               Vail Resorts, Inc.
            (Exact name of each obligor as specified in its charter)

                Delaware                               51-0291762
     (State or other jurisdiction of                (I.R.S. Employer
     incorporation or organization)                Identification No.)

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                                      -2-

                          Beaver Creek Associates, Inc.
            (Exact name of each obligor as specified in its charter)

            Colorado                                          84-0677537
 (State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                           Identification No.)

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                         Beaver Creek Consultants, Inc.
            (Exact name of each obligor as specified in its charter)

            Colorado                                         84-0760348
 (State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                          Identification No.)

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                        Beaver Creek Food Services, Inc.
            (Exact name of each obligor as specified in its charter)

            Colorado                                         84-0815288
 (State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                          Identification No.)

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                      Breckenridge Resort Properties, Inc.
            (Exact name of each obligor as specified in its charter)

            Colorado                                             N/A
 (State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                          Identification No.)

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                        Complete Telecommunications, Inc.
            (Exact name of each obligor as specified in its charter)

            Colorado                                        84-1533678
 (State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                         Identification No.)


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                                      -3-


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                                   GHTV, Inc.
            (Exact name of each obligor as specified in its charter)

            Delaware                                        39-1284459
 (State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                         Identification No.)

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                           Gillett Broadcasting, Inc.
            (Exact name of each obligor as specified in its charter)

            Delaware                                        37-0920781
 (State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                         Identification No.)

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                            Grand Teton Lodge Company
            (Exact name of each obligor as specified in its charter)

             Wyoming                                        83-0161154
 (State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                         Identification No.)

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                     Jackson Hole Golf and Tennis Club, Inc.
            (Exact name of each obligor as specified in its charter)

             Wyoming                                            N/A
 (State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                         Identification No.)

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                                      -4-



                                    JHL&S LLC
            (Exact name of each obligor as specified in its charter)

            Wyoming                                         83-0332983
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)

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                       Keystone Conference Services, Inc.
            (Exact name of each obligor as specified in its charter)

           Colorado                                         84-1075280
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)

                               ------------------

                        Keystone Development Sales, Inc.
            (Exact name of each obligor as specified in its charter)

           Colorado                                         43-1463384
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)

                               ------------------

                       Keystone Food and Beverage Company
            (Exact name of each obligor as specified in its charter)

           Colorado                                         84-0678950
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)

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                   Keystone Resort Property Management Company
            (Exact name of each obligor as specified in its charter)

           Colorado                                         84-0705922
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)


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                                      -5-


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                         Larkspur Restaurant & Bar, LLC
            (Exact name of each obligor as specified in its charter)

           Colorado                                         84-1510919
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)

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                             Lodge Properties, Inc.
            (Exact name of each obligor as specified in its charter)

           Colorado                                         84-0607010
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)

                               ------------------

                               Lodge Realty, Inc.
            (Exact name of each obligor as specified in its charter)

           Colorado                                         13-3051423
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)

                               ------------------

                   Property Management Acquisition Corp., Inc.
            (Exact name of each obligor as specified in its charter)

           Tennessee                                        62-1634422
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)

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                                      -6-



                          Rockresorts Casa Madrona, LLC
            (Exact name of each obligor as specified in its charter)

           Delaware                                         84-1606603
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)

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                             Rockresorts Cheeca, LLC
           (Exact name of each obligor as specified in its charter)

          Delaware                                         84-1606605
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)

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                            Rockresorts Equinox, Inc.
            (Exact name of each obligor as specified in its charter)

            Vermont                                         06-1634157
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)

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                         Rockresorts International, LLC
            (Exact name of each obligor as specified in its charter)

           Delaware                                         84-1606606
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)

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                            Rockresorts LaPosada, LLC
            (Exact name of each obligor as specified in its charter)

           Delaware                                         84-1606604
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)


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                                      -7-


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                                 Rockresorts LLC
            (Exact name of each obligor as specified in its charter)

           Delaware                                         75-2829919
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)

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                            Rockresorts Rosario, LLC
            (Exact name of each obligor as specified in its charter)

           Delaware                                         84-1606602
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)

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                              Teton Hospitality LLC
            (Exact name of each obligor as specified in its charter)

            Wyoming                                         83-0332997
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)

                               ------------------

                        Teton Hospitality Services, Inc.
            (Exact name of each obligor as specified in its charter)

            Wyoming                                         83-0332998
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)

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                                      -8-



                              The Vail Corporation
            (Exact name of each obligor as specified in its charter)

           Colorado                                         84-0601461
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)

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               The Village at Breckenridge Acquisition Corp., Inc.
            (Exact name of each obligor as specified in its charter)

           Tennessee                                        62-1633660
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)

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                        Vail Associates Consultants, Inc.
            (Exact name of each obligor as specified in its charter)

           Colorado                                         84-0738502
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)

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                         Vail Associated Holdings, Ltd.
            (Exact name of each obligor as specified in its charter)

            Colorado                                         84-1214955
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)

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                       Vail Associates Management Company
            (Exact name of each obligor as specified in its charter)

           Colorado                                         84-1248614
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)


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                                      -9-


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                        Vail Associates Real Estate, Inc.
            (Exact name of each obligor as specified in its charter)

            Colorado                                        84-1013094
 (State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                         Identification No.)

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                            Vail Food Services, Inc.
            (Exact name of each obligor as specified in its charter)

            Colorado                                        84-0596378
 (State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                         Identification No.)

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                               Vail Holdings, Inc.
            (Exact name of each obligor as specified in its charter)

            Colorado                                        84-0568230
 (State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                         Identification No.)

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                        Vail Resorts Development Company
            (Exact name of each obligor as specified in its charter)

            Colorado                                        84-1242948
 (State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                         Identification No.)

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                                      -10-


                            Vail Summit Resorts, Inc.
            (Exact name of each obligor as specified in its charter)

            Colorado                                         43-1273996
 (State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                          Identification No.)

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                              Vail Trademarks, Inc.
            (Exact name of each obligor as specified in its charter)

            Colorado                                         84-1253320
 (State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                          Identification No.)

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                              Vail/Arrowhead, Inc.
            (Exact name of each obligor as specified in its charter)

            Colorado                                         84-1253319
 (State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                          Identification No.)

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                           Vail/Battle Mountain, Inc.
            (Exact name of each obligor as specified in its charter)

            Colorado                                         84-1146997
 (State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                          Identification No.)

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                    Vail/Beaver Creek Resort Properties, Inc.
            (Exact name of each obligor as specified in its charter)

            Colorado                                       52-1479879
 (State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                        Identification No.)


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                                      -11-


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                                   VAMHC, Inc.
            (Exact name of each obligor as specified in its charter)

            Colorado                                            N/A
 (State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                         Identification No.)

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                                  Vail RR, Inc.
            (Exact name of each obligor as specified in its charter)

            Colorado                                       84-1606210
 (State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                        Identification No.)

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                            VA Rancho Mirage I, Inc.
            (Exact name of each obligor as specified in its charter)

            Colorado                                       84-1606209
 (State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                        Identification No.)

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                            VA Rancho Mirage II, Inc.
            (Exact name of each obligor as specified in its charter)

            Colorado                                       84-1606208
 (State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                        Identification No.)

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                                      -12-


                          VA Rancho Mirage Resort, L.P.
            (Exact name of each obligor as specified in its charter)

           Delaware                                        78-2578150
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                         Identification No.)

      137 Benchmark Road                                      81620
        Avon, Colorado                                     (Zip Code)
        (970) 845-2500

     (Address and telephone number of obligor's principal executive offices)


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                    8 3/4% Senior Subordinated Notes due 2009
                       (Title of the indenture securities)



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                                      -13-




1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

--------------------------------------------- ----------------------------------
Name                                          Address
--------------------------------------------- ----------------------------------

Superintendent of Banks of the                2 Rector Street,
State of New York                             New York, N.Y. 10006, and
                                              Albany, N.Y. 12203

Federal Reserve Bank of New York              33 Liberty Plaza,
                                              New York, N.Y.  10045
Federal Deposit Insurance Corporation         Washington, D.C.  20429
New York Clearing House Association           New York, New York 10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 and rule 24 of the Commission's Rules of Practice.

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1, filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)


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                                      -14-


     4. A copy of the existing By-Laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019).

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 15th day of January, 2002.

                                    THE BANK OF NEW YORK



                                    By:      /s/Cynthia Chaney
                                             -----------------------------------
                                             Cynthia Chaney
                                             Authorized Signer
                                             Attorney-in-Fact
CC/pg
(rev:kk)



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                                                                       EXHIBIT 7

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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                Dollar Amounts
                                                                 in Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and                                    $3,238,092
     currency and coin...............................
Interest-bearing balances............................                5,255,952
Securities:
Held-to-maturity securities..........................                  127,193
Available-for-sale securities........................               12,143,488
Federal funds sold and Securities
     purchased under agreements to resell............                  281,677
Loans and lease financing receivables:
    Loans and leases held for sale...................                      786
    Loans and leases, net of unearned
          income.....................................               46,206,726
    LESS: Allowance for loan and
          lease losses...............................                  607,115
    Loans and leases, net of unearned
          income and allowance.......................               45,599,611
Trading Assets.......................................                9,074,924
Premises and fixed assets (including
     capitalized leases).............................                  783,165
Other real estate owned..............................                      935
Investments in unconsolidated
     subsidiaries and associated companies...........                  200,944
subsidiaries and associated companies................

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                                      -16-


Customers' liability to this bank on                                   311,521
     acceptances outstanding.........................
     Intangible assets...............................
     Goodwill........................................                1,546,125
Other intangible assets..............................                    8,497
Other assets.........................................                8,761,129
                                                                    ----------
Total assets.........................................              $87,334,039
                                                                    ==========

LIABILITIES
Deposits:
     In domestic offices.............................              $28,254,986
     Noninterest-bearing.............................               10,843,829
     Interest-bearing................................               17,411,157
     In foreign offices, Edge and Agreement
          subsidiaries, and IBFs.....................               31,999,406
     Noninterest-bearing.............................                1,006,193
     Interest-bearing................................               30,993,213
Federal funds purchased and securities
     sold under agreements to repurchase.............                6,004,678
Trading liabilities..................................                2,286,940
Other borrowed money:
(includes mortgage indebtedness and
     obligations under capitalized leaes)............                1,845,865
Bank's liability on acceptances executed
     and outstanding.................................                  440,362
Subordinated notes and debentures....................                2,196,000
Other liabilities....................................                7,607,267
                                                                    ----------
Total liabilities....................................              $80,635,504
                                                                    ==========

EQUITY CAPITAL
Common stock.........................................                1,135,284
Surplus..............................................                1,050,729
Retained earnings....................................                4,436,230
Accumulated other comprehensive
     income..........................................                   76,292
Other equity capital components......................                        0
--------------------------------------------------------------------------------
Total equity capital.................................                6,698,535
                                                                    ----------
Total liabilities and equity capital.................              $87,334,039
                                                                    ==========

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                                      -17-


     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                            Thomas J. Mastro,



                                        Senior Vice President and Comptroller



     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi
Gerald L. Hassell                                          Directors
Alan R. Griffith